UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) DECEMBER 22, 2009
                              (DECEMBER 22, 2009)

                            INKSURE TECHNOLOGIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-24431                                       84-1417774
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    (Commission File Number)                  (IRS Employer Identification No.)

  P.O. Box 7006, Audubon, Pennsylvania                        19407
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (972) 8936-5583
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 15, 2009, Alon Raich was appointed to the Board of Directors of InkSure Technologies Inc. as director and chairman of the Audit Committee of the Board of Directors.

Mr. Raich is a Certified Public Accountant admitted to practice in Israel since 2004. In 2005 he joined ICTS International NV, a Dutch company as Controller, and since 2008 acts as its Chief Financial Officer. Between the years 2001 - 2005 Mr. Raich worked in the accounting firm, Kesselman & Kesselman, PriceWaterhouseCoopers (PwC). Mr. Raich holds a B.A. in economics and accounting from Bar Ilan University, Israel and an M.A. in law from Bar-Ilan University, Israel.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INKSURE TECHNOLOGIES, INC.
                                          (Registrant)

                                          By: /s/ Yaron Meerfeld
                                          ----------------------
                                          YARON MEERFELD
                                          Acting Chief Executive Officer

Date: December 15, 2009